SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8- K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2017

CHINA SOLAR & CLEAN ENERGY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-12561	95-3810300
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1540 International Pkwy, Suite 2000,
Lake Mary, FL 32746
(Address of principal executive offices)

(407) 907-6644
(Registrant's Telephone Number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanation

The purpose of this Amendment China Solar & Clean Energy Solutions, Inc. amended Form 8-K/A is due to a mistake by the EDGAR filer in filing the document on Form 8-K this same date with All State Properties Holdings, Inc.  by mistake.  This document has nothing to do with All State Properties Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

All State Properties Holdings, Inc.

Date:	January 8, 2020	By:	/s/SHELLI FIELDS
		Name:	Shelli Fields
		Title:	CEO

a